Exhibit 10.24

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (“Amendment”), is made as of the 24th day of April, 2020, by and among CONIFER HOLDINGS, INC. (“Borrower”) and THE HUNTINGTON NATIONAL BANK (“Bank”).

RECITALS:

A.       Borrower and Bank entered into a Credit Agreement dated as of June 21, 2018, as amended by a First Amendment to Credit Agreement dated December 27, 2018 and a Second Amendment to Credit Agreement dated June 20, 2019 (and effective as of June 21, 2019) (“Agreement”).

B.Borrower and Bank desire to amend the Agreement, all as set forth below. NOW, THEREFORE, the parties agree as follows:

1.The following definitions are added to Section 1.1 of the Agreement to read as follows:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Securities Act as in effect as of the date of this Amendment (or any amended or successor version that is substantively comparable and not materially more adverse to the interest of the Bank) and any current or future regulations or official interpretations thereto.

“Permitted Purposes” means the “Allowable Uses of Covered Loans” set forth in Section 7(a)(36)(F) of the Small Business Act, as in effect on the date hereof.

“PPP   Loan   Reserve”   shall   mean   an   amount   equal   to   the outstanding principal amount of the SBA PPP Loan.

“SBA” means the U.S. Small Business Administration.

“SBA PPP Loan” means a loan incurred by the Borrower under 15

U.S.C. 636(a)(36) (as added to the Small Business Act by Section 102 of the CARES Act).

“SBA PPP Loan Documents” means the loan agreement by and between the Borrower and Bank, together with each other agreement or document delivered in connection therewith from time to time, pursuant to which Bank agrees to make SBA PPP Loans to the Borrower in the aggregate amount not to exceed $6,160,000 on the terms and conditions set forth therein.

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“Small Business  Act” means the Small Business Act (15  U.S. Code Chapter 14A – Aid to Small Business) after giving effect to the implementation of the CARES Act, as in effect of the date of this Amendment (or any amended or successor version that is substantively comparable and not materially more adverse to the interest of the Holders) and any current or future regulations or official interpretations thereof.”

2.Section 2.3(v) of the Agreement is amended to read as follows:

“(v)

after giving effect to such Advance, the aggregate principal amount  of the  outstanding  Advances  plus  the  Letter  of Credit Reserve, plus the CC Reserve, plus the PPP Loan Reserve does not exceed the Borrowing Limit; and”

3.Section 2.7 of the Agreement is amended to read as follows:

“2.7     Reduction of Obligations. If at any time and for any reason the aggregate outstanding principal amount of Advances hereunder to Borrower plus the Letter of Credit Reserve plus the CC Reserve, plus the PPP Loan Reserve shall exceed the lesser of (i) the Revolving Credit Commitment   and   (ii)   the   Borrowing   Limit,   then   Borrower   shall immediately reduce any pending request for an Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Obligations equal to such excess. Borrower acknowledges that, in connection with any repayment required hereunder, it shall also be responsible for the reimbursement of any prepayment  or  other costs required  under the  terms of  the  Revolving Credit Note.”

4.	The following Section 8.17 is added to the Agreement to read as follows: “Section 7.17 SBAPPPLoans. Borrower shall:

(a)comply in all respects with the applicable requirements of the CARES Act;

(b)use all proceeds of the SBA PPP Loan exclusively for Permitted Purposes under the applicable provisions of the CARES Act (the “Applicable Provisions”);

(c)use its commercially reasonable efforts to conduct its business in a manner that maximizes the amount of the SBA PPP Loan that may be forgiven under the Applicable Provisions;

(d)maintain all records required to be submitted in connection with the forgiveness of the SBA PPP Loan and all records of the Borrower’s utilization of the proceeds of the SBA PPP Loan;

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(e)apply for forgiveness of the SBA PPP Loan in accordance with the Applicable Provisions promptly following the first date on which the Borrower may apply for such forgiveness by submitting its application and all related supporting documentation required by the SBA or the lender providing the SBA PPP Loan;

(f)promptly provide Bank with copies of all material correspondence and documentation regarding the SBA PPP Loans, including, without limitation, (i) notification of the application for forgiveness of any SBA PPP Loans incurred by the Borrower and/or the acceptance or failure of any SBA PPP Loans incurred by the Borrower to qualify for forgiveness under the CARES Act; and (ii) such other information regarding the SBA PPP Loans as reasonably requested by Bank from time to time;

(g)provide Bank at least five (5) days’ prior written notice of any repayment or prepayment of the SBA PPP Loan.”

5.         Section 9.1(a) of the Agreement is amended to read as follows:

“(a)the Obligations and any renewals or refinancings thereof and   an   unsecured   SBA   PPP   Loan   in   an   amount   not   exceeding

$6,160,000.”

6.	The following Section 9.19 is added to the Agreement to read as follows: “9.19 Amendment of SBA PPP Loans. Borrower will not amend,

modify or waive any of its rights under any SBA PPP Loan Document other than to the extent required by the CARES Act or otherwise approved by Bank. Without limitation of the foregoing, Borrower will not modify or waive any of its rights under any SBA PPP Loan Document to the extent any such amendment, modification or waiver could be reasonably expected to be materially adverse to the interests of the Bank.”

7.The failure of the Borrower to pay when due any principal or interest for the SBA PPP Loan shall constitute an immediate Event of Default under the Agreement.

8.         Borrower hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of such Borrower’s Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Borrower set forth in the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) except as previously disclosed by Borrower to Bank, no Event of Default (as defined in the Agreement) or condition or event

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which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

9.         Borrower   hereby   waives,   discharges,   and   forever   releases   Bank,   Bank’s employees, officers, directors, attorneys, stockholders and successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions arose as a result of Bank’s actions or omissions in connection with the Agreement, or any amendments, extensions or modifications thereto, or Bank’s administration of debt evidenced by the Agreement or otherwise.

10.Except as expressly provided herein, all of the terms and conditions of the

Agreement remain unchanged and in full force and effect.

11.       This Amendment shall be effective as of the date hereof upon (a) execution of this Amendment by Borrower and Bank, (b) receipt by Bank of an executed Amendment to Note in form acceptable to Bank, and (c) receipt by Bank of a consent to the SBA PPP Loan from the holders of all Subordinated Debt.

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IN WITNESS the due execution hereof as of the day and year first above written.

THE HUNTINGTON NATIONAL BANKCONIFER HOLDINGS, INC.

By: By:

Andrew R. CraigBrian Roney

Its: Senior Vice PresidentIts:President

[Signature Page to Third Amendment to Credit Agreement (16713974)